Brown Advisory – Beutel Goodman Large-Cap Value Fund Class/Ticker: Institutional Shares / (BVALX) Investor Shares / (BIAVX) Advisor Shares / (Not Available for Sale)
Summary Prospectus | October 31, 2026
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, reports to shareholders, and other information about the Fund online at https://www.brownadvisory.com/mf/beutel-goodman-large-cap-value-fund. You may also obtain this information at no cost by calling (800) 540-6807 or by sending an e-mail request to mutualfunds@brownadvisory.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 31, 2026, are incorporated by reference into this Summary Prospectus.

Investment Objective
The Brown Advisory – Beutel Goodman Large-Cap Value Fund (the “Fund”) seeks to achieve capital appreciation.

Fees and Expenses
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Shareholder Fees (fees paid directly from your investment)	Institutional Shares	Investor Shares	Advisor Shares
Maximum Sales Charge (Load) imposed on Purchases (as a % of the offering price)	None	None	None
Maximum Deferred Sales Charge (Load) imposed on Redemptions (as a % of the sale price)	None	None	None
Redemption Fee	None	None	None
Exchange Fee	None	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.45%	0.45%	0.45%
Distribution and/or Service (12b-1) Fees	None	None	0.25%
Shareholder Servicing Fees	None	0.15%	0.15%
Other Expenses	0.10%	0.10%	0.10%
Acquired Fund Fees and Expenses(1)	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses	0.56%	0.71%	0.96%
(1)Acquired Fund Fees and Expenses are indirect fees and expenses that the Fund incurs from investing in the shares of other mutual funds, including money market funds and exchange traded funds. Please note that the amount of Total Annual Fund Operating Expenses shown in the above table will differ from the “Financial Highlights” section of the Prospectus which reflects the operating expenses of the Fund and does not include indirect expenses such as Acquired Fund Fees and Expenses.
Example
The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$57	$179	$313	$701
Investor Shares	$73	$227	$395	$883
Advisor Shares	$98	$306	$531	$1,178
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate for the Fund was 37% of the average value of its portfolio.

Principal Investment Strategies
Under normal conditions, the Fund seeks to achieve its investment objective by investing at least 80% of the value of its net assets (plus any borrowings for investment purposes) in equity securities of large-capitalization companies that have value characteristics (“80% Policy”). For purposes of this 80% Policy, large-capitalization companies are companies with market capitalizations greater than $5 billion. A company is considered to have value characteristics if it (i) is included in a Russell value index, (ii) is classified as a value company by an independent third-party source, or (iii) is determined by the Adviser to have value characteristics based on one or more qualitative or quantitative factors, including consideration of past, current or future earnings, cash flows, book value and sales or growth rates relative to a company’s history, industry or the broader market.

The Fund seeks to invest in companies at discounts to their business value, which the Fund considers to be the present value of sustainable free cash flow. To identify these investment opportunities, the Fund employs a disciplined, bottom-up investment process highlighted by rigorous, internally-generated fundamental research. Accordingly, investments are made only when the Fund believes there is a sufficient discount to business value to mitigate the loss of capital in the event of adverse circumstances.

Equity securities in which the Fund may invest include common and preferred stock, convertible debt securities, American Depositary Receipts (“ADRs”), real estate investment trusts (“REITs”), exchange traded funds (“ETFs”), and other types of investment companies. The Fund may also invest in private placements in these types of securities. The Fund may invest in ETFs and other types of investment companies that have an investment objective similar to the Fund’s or that otherwise are permitted investments with the Fund’s investment policies described herein. ADRs are equity securities traded on U.S. securities exchanges, which are generally issued by banks or trust companies to evidence ownership of foreign equity securities. The Fund may invest up to 20% of its net assets in foreign securities. The Fund is non-diversified, which means that it may invest a significant portion of its assets in the securities of a single issuer or small number of issuers.

The Fund may utilize options, futures contracts and options on futures. These investments will typically be made for investment purposes consistent with the Fund’s investment objective and may also be used to mitigate or hedge risks within the portfolio or for the temporary investment of cash balances. By investing in derivatives, the Fund attempts to achieve the economic equivalence it would achieve if it were to invest directly in the underlying security. Investments in derivatives may be counted towards the Fund’s 80% Policy if they provide investment exposure to investments that are included in the Fund’s 80% Policy or to one or more market risk factors associated with such investments.

The Fund may sell a security or reduce its position if it believes:
•The security subsequently fails to meet initial investment criteria;
•A more attractively priced security is found; or

•The security becomes overvalued relative to the long-term expectation.

In order to respond to adverse market, economic, political, or other conditions, the Fund may assume a temporary defensive position that is inconsistent with its investment objective and principal investment strategy and invest without limit in cash and prime quality cash equivalents such as prime commercial paper and other money market instruments. A defensive position, taken at the wrong time, may have an adverse impact on the Fund’s performance. The Fund may be unable to achieve its investment objective during the employment of a temporary defensive measure.

Principal Investment Risks
As with all mutual funds, there is the risk that you could lose all or a portion of your investment in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in alphabetical order to facilitate finding particular risks and comparing them with other funds. Each risk summarized below is considered a “principal risk” of investing in the Fund, regardless of the order in which it appears. The following are the principal risks that could affect the value of your investment:

•American Depositary Receipts (“ADRs”) Risk. ADRs may be subject to some of the same risks as direct investment in foreign companies, which includes international trade, currency, political, regulatory and diplomatic risks. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depositary’s transaction fees. Under an unsponsored ADR arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the ADR holders. Because unsponsored ADR arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored ADRs and voting rights with respect to the deposited securities are not passed through.

•Convertible Securities Risk. The value of convertible securities tends to decline as interest rates rise and, because of the conversion feature, tends to vary with fluctuations in the market value of the underlying securities.

•Cybersecurity and AI Risk. The Fund, its service providers, and the issuers in which the Fund invests are vulnerable to cybersecurity breaches, which may be intentional or accidental and can disrupt operations, impair the ability to calculate net asset value or process transactions, and lead to financial loss, regulatory penalties, or reputational harm. Costs of prevention and remediation may be significant, and the Fund cannot control the cybersecurity measures of third parties on which it depends. Additionally, the growing use of artificial intelligence (“AI”) by market participants and issuers may affect markets and individual investments, including through faulty or biased AI outputs, new security vulnerabilities, or malicious use of AI for fraud or manipulation. Issuers heavily engaged in or reliant on AI face added business, technology, and legal risks.

•Derivatives Risk. The risk that an investment in derivatives will not perform as anticipated, cannot be closed out at a favorable time or price, or will increase the Fund’s volatility; that derivatives may create investment leverage; that, when a derivative is used as a substitute or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment; that a derivative will not perform in the manner anticipated by the Adviser, which may result in losses that partially or completely offset gains in portfolio positions; or that, when used for hedging purposes, derivatives will not provide the anticipated protection, causing the Fund to lose money on both the derivatives transaction and the exposure the Fund sought to hedge. The risks of investing in derivative instruments also include leverage, liquidity, market, credit, operational and legal risks. Additionally, any derivatives held by the Fund will have counterparty associated risks, which are the risks that the other party to the derivative contract, which may be a derivatives exchange, will fail to make required payments or otherwise fail to comply with the terms of the contract. The Fund potentially could lose all or a large portion of its investment in the derivative instrument.

•Equity and General Market Risk. Equity securities are susceptible to general stock market fluctuations and to volatile increases and decreases in value. The stock market may experience declines or stocks in the Fund’s portfolio may not increase their earnings at the rate anticipated. The Fund’s NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. Markets may, in response to economic, political (including geopolitical), social or market developments, governmental actions or intervention, natural disasters, epidemics, pandemics or other external factors, experience periods of high volatility and reduced liquidity. During those periods, the Fund may experience high levels of shareholder redemptions, and may have to sell securities at times when the Fund would otherwise not do so, potentially at unfavorable prices. Certain securities, particularly fixed income securities, may be difficult to value during such periods.

•ETF Risk. ETFs may trade at a discount to the aggregate value of the underlying securities and although expense ratios for ETFs are generally low, frequent trading of ETFs by the Fund can generate brokerage expenses. Shareholders of the Fund will indirectly be subject to the fees and expenses of the individual ETFs in which the Fund invests.

•Foreign Securities Risk. The Fund may invest in foreign securities and is subject to risks associated with foreign markets, such as adverse political, social and economic developments such as war, political instability, hyperinflation, currency devaluations, and overdependence on particular industries; accounting standards or governmental supervision that is not consistent with that to which U.S. companies are subject; limited information about foreign companies; less liquidity and higher volatility in foreign markets and less protection to the shareholders in foreign markets. In addition, investments in certain foreign markets that have historically been considered stable may become more volatile and subject to increased risk due to ongoing developments and changing conditions in such markets. The value of the Fund’s foreign investments may also be affected by foreign tax laws, special U.S. tax considerations and restrictions on receiving the investment proceeds from a foreign country. Dividends or interest on, or proceeds from the sale or disposition of, foreign securities may be subject to non-U.S. withholding or other taxes. Economic sanctions could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell securities or groups of securities for a substantial period of time, and may make the Fund’s investments in such securities harder to value.

•Investments in Other Investment Companies Risk. Shareholders of the Fund will indirectly be subject to the fees and expenses of the other investment companies in which the Fund invests, and these fees and expenses are in addition to the fees and expenses that Fund shareholders directly bear in connection with the Fund’s own operations. In addition, shareholders will be exposed to the investment risks associated with investments in the other investment companies.

•Large Capitalization Company Risk. Large capitalization companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors.  Also, large capitalization companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

•Management Risk. The Fund may not meet its investment objective based on the Sub-Adviser’s success or failure to implement investment strategies for the Fund.

•Non-Diversification Risk.  Investment by the Fund in securities of a limited number of issuers exposes it to greater market risk and potential monetary losses than if its assets were diversified among the securities of a greater number of issuers.

•Private Placement Risk. The Fund may invest in privately issued securities of domestic common and preferred stock, convertible debt securities, ADRs and REITs, including those which may be resold only in accordance with Rule 144A under the Securities Act of 1933, as amended. Privately issued securities are restricted securities that are not publicly traded. Delay or difficulty in selling such securities may result in a loss to the Fund.

•REIT and Real Estate Risk. The value of the Fund’s investments in REITs may change in response to changes in the real estate market such as declines in the value of real estate, lack of available capital or financing opportunities, and increases in property taxes or operating costs. In connection with the Fund’s investments in REITs, the Fund is also subject to risks associated with extended vacancies of properties or defaults by borrowers or tenants, particularly during periods of disruptions to business operations or an economic downturn.

•Value Company Risk. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value.  The value of the Fund may decrease in response to the activities and financial prospects of an individual company.

Performance Information
The following performance information provides some indication of the risks of investing in the Fund. The chart shows changes in the Fund’s performance of Institutional Shares from year-to-year. The table shows how the average annual returns of Institutional Shares and Investor Shares for the 1 year, 5 year, and since inception periods compare to the Fund's primary broad-based market index and a secondary index provided to offer additional market perspective. In accordance with regulatory requirements, the Fund has selected the Russell 1000© Index as the Fund’s primary benchmark. The Russell 1000© Value Index is also included for comparison.

Performance information represents only past performance, before and after taxes, and does not necessarily indicate future results. Updated performance information is available online at www.brownadvisory.com/mf/beutel-goodman-large-cap-value-fund or by calling 800-540-6807 (toll free) or call 414-203-9064.

Brown Advisory - Beutel Goodman Large-Cap Value Fund – Institutional Shares
Annual Total Return

The Fund’s calendar year-to-date total return as of September 30, 2026 was 10.82%. During the period shown in the chart, the highest quarterly return was 16.91% (for the quarter ended December 31, 2022) and the lowest quarterly return was -20.42% (for the quarter ended March 31, 2020).

Brown Advisory - Beutel Goodman Large-Cap Value Fund
Average Annual Total Returns

For the periods ended December 31, 2025	1 Year	5 Years	Since Inception (02/13/18)
Institutional Shares
•Return Before Taxes	5.27%	9.07%	9.62%
•Return After Taxes on Distributions	3.66%	7.51%	8.36%
•Return After Taxes on Distributions and Sale of Fund Shares	4.15%	6.89%	7.51%
Investor Shares
•Return Before Taxes	5.19%	8.92%	9.46%
Russell 1000® Index (reflects no deduction for fees, expenses and taxes)	17.37%	13.59%	14.33%
Russell 1000® Value Index (reflects no deduction for fees, expenses and taxes)	15.91%	11.33%	9.77%
NOTE:  The Fund offers two classes of shares.  Institutional Shares commenced operations on February 13, 2018, and Investor Shares commenced operations on June 30, 2021. Performance shown prior to inception of the Investor Shares is based on the performance of Institutional Shares, adjusted for the higher expenses applicable to Investor Shares.

After-tax returns are calculated using the historical highest individual Federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. In certain cases, the figure representing “Return after Taxes on Distributions and Sale of Fund Shares” may be higher than the other return figures for the same period, since a higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits the investor. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

Management
Brown Advisory LLC is the Fund’s investment adviser. Beutel, Goodman & Company Ltd. is the Fund’s Sub-Adviser.

Investment Sub-Adviser	Portfolio Managers
Beutel, Goodman & Company Ltd.	Rui Cardoso, CFA, and Glenn Fortin, CFA, have served as portfolio managers since the Fund’s inception in 2018.

Purchase and Sale of Fund Shares
You may purchase, exchange or redeem Fund shares on any business day by written request via mail (Brown Advisory Funds, c/o U.S. Bank Global Fund Services, P.O. Box 219252, Kansas City, MO 64121-9252), by wire transfer, by telephone at 800-540-6807 (toll free) or 414-203-9064, or through the Internet at www.brownadvisory.com/client-login. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly. The minimum initial and subsequent investment amounts for various types of accounts are shown below.

Type of Account	Minimum Initial Investment	Minimum Additional Investment
Institutional Shares
•Standard Accounts	$1,000,000	$100
Investor Shares
•Standard Accounts	$100	$100
•Traditional and Roth IRA Accounts	$100	N/A
•Accounts with Systematic Investment Plans	$100	$100
Advisor Shares
•Standard Accounts	$100	$100
•Traditional and Roth IRA Accounts	$100	N/A
•Accounts with Systematic Investment Plans	$100	$100
•Qualified Retirement Plans	N/A	N/A
The minimum investment requirements are waived for retirement plans that are qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (“IRC”) and tax-exempt under Section 501(a) of the IRC, and plans operating consistent with Section 403(a), 403(b), 408, 408A, 457 or 223(d) of the IRC.

Tax Information
The Fund’s distributions are taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a fund-supermarket), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.